Segment report	6 Months Ended
Dec. 31, 2020
Segment report
Segment report

Segment report
for the period ended

Turnover				Earnings before interest and tax (EBIT)
Full year	Half year	Half year		Half year	Half year	Full year
30 Jun 20	31 Dec 19	31 Dec 20		31 Dec 20	31 Dec 19	30 Jun 20
Audited	Reviewed	Reviewed		Reviewed	Reviewed	Audited
Rm	Rm	Rm	Segment analysis	Rm	Rm	Rm
25 095	12 983	12 795	Operating Business Units	2 629	2 397	3 953
19 891	10 348	10 807	Mining	1 732	1 374	2 756
5 204	2 635	1 988	Exploration and Production International	897	1 023	1 197
189 781	98 781	91 337	Strategic Business Units	10 476	6 549	(101 937)
67 901	41 206	30 178	Energy	5 098	6 743	(6 678)
52 683	24 642	27 409	Base Chemicals	3 624	(1 488)	(70 804)
69 197	32 933	33 750	Performance Chemicals	1 754	1 294	(24 455)
30	–	6	Group Functions	8 545	907	(13 046)
214 906	111 764	104 138	Group performance	21 650	9 853	(111 030)
(24 539)	(12 594)	(12 170)	Intersegmental turnover
190 367	99 170	91 968	External turnover

Revenue by major product line
	Half year	Half year	Full year
	31 Dec 20	31 Dec 19	30 Jun 20
	Reviewed	Reviewed	Audited
	Rm	Rm	Rm
Base Chemicals	27 023	24 183	51 868
Polymers	16 491	13 974	30 275
Solvents	7 256	5 965	13 226
Fertilisers and explosives	1 163	2 240	3 820
Other base chemicals	2 113	2 004	4 547
Performance Chemicals	33 318	32 452	68 316
Organics	24 692	24 790	52 189
Waxes	4 943	3 927	8 927
Advanced materials	3 683	3 735	7 200
Upstream, Energy and Other
Coal	935	906	1 343
Liquid fuels and crude oil	25 929	36 884	59 775
Gas (methane rich and natural gas) and condensate	3 203	3 134	5 953
Other (Technology, refinery services)	1 154	1 148	2 313
Revenue from contracts with customers	91 562	98 707	189 568
Revenue from other contracts (franchise rentals, use of fuel tanks and fuel storage)	406	463	799
Total external turnover	91 968	99 170	190 367

Segmental earnings performancei,ii,iii

Mining – maintaining steady safe production

Productivity improved by 2% to 1 162 tons per continuous miner per shift (t/cm/s) compared to the prior period due to planned management actions, operational efficiencies and a steady improvement in the safety and reliability of our operations. Our COVID-19 mitigation measures remained in force during the period, ensuring minimal impact on our operations.

The higher productivity rates have enabled us to temporarily suspend additional external coal purchases, as our stockpile levels reached our target range of 1,5 million tons to 2,0 million tons.

Encouragingly, we have a strong recovery in demand from both our internal and external customers. Our export sales increased by 8% compared to the prior period and we anticipate external sales of approximately 3,2 million tons for the full year, similar to pre-COVID-19 levels.

We are targeting a full year productivity rate of approximately 1 160 – 1 210 t/cm/s. We remain committed to implementing the next phases of our Business Improvement Programme, aimed at maintaining safe and reliable operations and improved productivity through the conversion to a 365-day continuous shift system.

EBIT increased by 26% for the period to R1,7 billion compared to the prior period, mainly due to higher sales volumes, lower external coal purchases and lower cash fixed costs than the prior period. Our normalised mining unit cost increased with 2% to R351/ton due to higher maintenance costs, above inflation utility cost increases which was partly offset by lower labour costs. We expect our mining unit cost for 2021 to be between R340 to R360/ton.

Exploration and Production International (E&PI) – consistent operational performance, adversely impacted by lower sales prices and volumes

EBIT decreased by 12% to R897 million compared to the prior period.

Our Mozambican operations recorded an EBIT of R1,4 billion, a 4% increase compared to the prior period mainly due to lower cash fixed costs and the impact of a weaker closing rand/US dollar exchange rate on translation of foreign operations which was partly offset by lower sales prices and volumes. Gas production volumes of 58,7 bscf were slightly lower than the prior period due to lower demand from our Sasolburg and Secunda Operations due to the COVID-19 impact and production instabilities. Despite this, we still expect gas production volumes from the Petroleum Production Agreement in Mozambique to be 114 - 118 bscf, in line with previous market guidance.

Our Gabon producing asset benefitted from higher production volumes, however softer oil prices and lower sales volumes associated with COVID-19 resulted in a LBIT of R85 million. We expect a strong sales performance in the second half of the year. In line with our strategy, we are making good progress with the divestment of our interest in the Gabon assets which is expected to be completed by the end of June 2021.

Our Canadian shale gas asset in Montney recorded a lower LBIT of R95 million, compared to the prior period LBIT of R142 million, mainly due to higher prices. Canadian gas volumes were lower due to the natural decline in the production wells. We remain committed to divest from this asset as part of our strategic portfolio optimisation.

Energy – liquid fuels recovery following a challenging past six months due to lower demand

We continue to see a strong recovery in demand for our liquid fuels in South Africa following the easing of COVID-19 lockdown restrictions. Encouragingly, in December 2020, we recorded our highest sales volumes for the period despite the second wave of the virus starting to escalate. The demand for diesel is currently almost at pre-COVID-19 levels whilst petrol is between 90% - 95% of pre-COVID-19 levels. However, jet fuel demand continues to remain under pressure and is expected to be below pre-COVID-19 levels for at least the next 12 months. Liquid fuels sales volumes have declined by 11% compared to the prior period as a consequence, we have reduced the forecast run rate of Natref whilst running Secunda Synfuels at full rates to maximize margins.

Natural gas sales volumes increased by 6% compared to the prior period, as customers ramped up production to recoup lockdown related production losses and undertook unplanned shutdown activities resulting in higher natural gas consumption.

SSO production volumes were 1% higher compared to the prior period due to the postponement of the September 2020 shutdown.

Natref production was, as expected, 12% lower than the prior period as a result of the decrease in demand, particularly in jet fuel, due to the COVID-19 lockdown. Consequently, Natref achieved a crude rate of 512 m³/h due to the refinery being run on low production rates.

EBIT decreased by 24% to R5,1 billion compared to the prior period EBIT of R6,7 billion. The COVID-19 impact saw reduced sales volumes, lower average Brent crude oil prices and softer refining margins and was partially offset by the impact of a weaker rand/US dollar exchange rate. Our gross margin percentage increased from 42% to 45% compared to the prior period mainly due to Synfuels producing at full rates and the benefit of Natref procuring crude at much lower prices at the start of the year. Cash fixed costs were 12% lower due to focused management actions and cash conservation.

ORYX GTL contributed R118 million to EBIT, a R583 million decrease from R701 million in the prior period and achieved an average utilisation rate of 69%. An average utilisation rate of 90,7% was achieved in second quarter of the financial year compared to 48% achieved in the first quarter as train 2 returned to operation post the extended shutdown. Both trains are currently operating at full capacity, achieving a higher than 100% utilisation rate in both November and December 2020.

Performance Chemicals – 2021 still negatively impacted by COVID-19 and US Hurricanes

The Performance Chemicals business faced a challenging period with sales volumes 3% lower compared to the prior period. COVID-19 related restrictions are still negatively impacting many of our key markets, and we experienced an unplanned outage at our US operations due to Hurricanes Laura and Delta.

Our Organics division experienced a 10% decrease in sales volumes compared to the prior period impacted by the lost production at our US operations as well as the continuing weak macroeconomic environment, especially in Europe and Asia.

Our Wax division delivered a strong performance for the period with sales increasing by 20% benefitting from high demand especially in the furniture, construction, candles and packaging markets.

Our Advanced Materials sales volumes were 20% higher than the prior period driven by carbon sales. Whilst margins are still healthy, demand in our Aluminas business is currently lower due to the COVID-19 constraints in certain markets.

We remain at our previous market guidance and estimate our Performance Chemicals full year 2021 sales volumes to be in line with 2020. The continued COVID-19 pandemic may impact margins and sales volumes during the second half of 2021.

EBIT of R1 754 million increased by 36% compared to the prior period’s result mainly as a result of the the positive effect on the weakening of the average rand/US dollar exchange rate, the profit on disposal of 50% of our US LCCP Base Chemicals business and lower costs, offset by lower product prices. Total external sales volumes for the period normalised for LCCP, the Heat Transfer Fuels and the China Oleochemicals alcohols divestitures were lower compared to the corresponding period’s results, mainly due to a soft macro environment exacerbated by the spread of COVID-19 and the effects of hurricanes on the US business.

The hurricanes also impacted the ramp up of our LCCP plants negatively which caused the sales volumes from the new units to remain on the same level as in the prior period. Additional costs were incurred for the repairs of the units that were damaged during the hurricanes which will be reimbursed by our insurance, covering a large part of property damage as well as some of our operational losses. Losses attributable to the LCCP while in the final ramp-up phase were R1 595 million (US$98 million).

COVID-19 is still impacting our demand and logistics and in some industry applications, e.g. our Aluminas business, markets remain depressed with healthy margins but lower volumes than the prior year. However, overall many markets are showing slow recoveries.

Low natural oil prices continued to affect alcohols and surfactants volumes adversely as well as margins across our portfolio in the beginning of the period. However, our businesses will benefit from the latest surge in prices.

Base Chemicals – higher foundation business sales volumes and prices lifting overall profitability

The Base Chemicals foundation business (excluding Polymers US products) sales volumes for the period were 8% higher than the prior period, due to improved demand. The Polymers US sales volumes for the period were 15% higher than the prior period due to the new ethylene cracker achieving beneficial operation in August 2019. However, Polymers US second quarter sales volumes were 23% lower than the first quarter due to Hurricanes Laura and Delta as well as the divestment of our 50% interest in the US LCCP Base Chemicals business. The divestment was successfully concluded on 1 December 2020 through the creation of the 50/50 owned Louisiana Integrated Polyethylene JV LLC. Sasol also disposed of its 50% interest in the Gemini HDPE LLC to INEOS Gemini HDPE LLC, a wholly owned subsidiary of INEOS LLC. This divestment was successfully closed on 31 December 2020.

Average sales prices were 6% lower compared to the prior period largely due to weaker oil prices and the global COVID-19 pandemic. Polymers US basket prices for the period decreased by 11% compared to the prior period with margins under further pressure due to the ethane price increasing by 19% compared to the prior period.

EBIT for the six months ended 31 December 2020 of R3 624 million increased by R5 112 million compared to the prior period largely due the higher sales volumes, the positive effect on the weakening of the average rand/US dollar exchange rate, the profit on disposal of 50% of our US LCCP Base Chemicals business and the profit on disposal of the Gemini HDPE LLC, offset by lower sales prices. Losses attributable to the LCCP while in the final ramp-up phase were R451 million while a R438 million impairment was recognised on the US Phenolics assets. During the prior period impairments of R465 million were recognised on MIBK and Blends and Minchem. The introduction of the Sasol cash conservation initiative in 2020 assisted in keeping cash fixed costs lower than the prior period.

i

Forward-looking statements are the responsibility of the Directors and in accordance with standard practice, it is noted that this statement has not been reviewed and reported on by the Company’s auditors.

ii	All comparisons to the prior period refer to the six months ended 31 December 2019. All numbers are quoted on a pre-tax basis, except for earnings attributable to shareholders.
iii	All other operational and financial measures (such as cash fixed cost) have not been reviewed and reported on by the Company’s auditors.